EXHIBIT 99.1

CleanSpark Reports Second Quarter Fiscal 2025 Results

$181.7M quarterly revenue, up 62.5% from prior year

Bitcoin production grew to 1,957, with an average revenue per coin of $92,811

LAS VEGAS, May 8, 2025 -- CleanSpark, Inc. (Nasdaq: CLSK) (the "Company"), America's Bitcoin Miner®, today reported financial results for the quarter ended March 31, 2025.

“This was a quarter defined by discipline, scale, and continued strategic clarity,” said Zach Bradford, CleanSpark’s CEO. “As other players shift direction or decelerate growth, CleanSpark has doubled down on being the only remaining pure-play, public bitcoin miner. We believe that focus matters now more than ever, and we remain on track to reach our 50 EH/s target during June, all while growing our bitcoin treasury, strengthening the balance sheet, and prioritizing long-term stockholder value.”

“CleanSpark has a track record of leadership in this industry,” Bradford continued. “We’ve been infrastructure-first since the beginning, we pioneered the ASIC option structure to control our own destiny, and now we’re leading the way in treasury management and non-dilutive financing.”

“Our results reflect the operating leverage that comes with scale, paired with disciplined cost control,” said Gary Vecchiarelli, CleanSpark’s CFO. “We continued to invest in strategic and accretive expansion without relying on dilutive capital, as demonstrated by our expanded revolving line with Coinbase. Additionally, we maintain one of the most efficient cost structures in the industry. Our Digital Asset Management group made meaningful progress during the quarter and is preparing to optimize our treasury, positioning bitcoin as both a productive asset and a source of strength on our balance sheet. These efforts reinforce our long-term focus: scale with discipline, capital efficiency, and stockholder value.”

Financial Highlights: Second Quarter Fiscal Year 2025

Financial Results for the Three Months Ended March 31, 2025

•
Quarterly revenues were $181.7 million, an increase of $69.9 million, or 62.5%, from $111.8 million for the same prior fiscal quarter.
•
Net loss for the three months ended March 31, 2025, was ($138.8 million) or ($0.49) per basic share, compared to net income of $126.7 million or $0.59 per basic share, for the same prior year period.
•
Adjusted EBITDA(1) decreased to ($57.8 million) from $181.8 million from the same period a year ago.

Balance Sheet Highlights as of March 31, 2025

Assets

•
Cash: $97.0 million
•
Bitcoin: $979.6 million

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•
Total Current Assets: $947.5 million
•
Total Mining Assets (including prepaid deposits & deployed miners): $899.6 million
•
Total Assets: $2.7 billion

Liabilities and Stockholders' Equity

•
Current Liabilities: $109.3 million
•
Total long-term debt, net of debt discount & issuance costs: $641.7 million
•
Total Liabilities: $766.5 million
•
Total Stockholders' Equity: $1.9 billion

The Company had working capital of $838.2 million as of March 31, 2025, including capacity of $50 million on the bitcoin collateralized line of credit.

1See “Non-GAAP Measure” and the related reconciliation below

Investor Conference Call and Webcast

The Company will hold its fiscal Q2 2025 earnings presentation and business update for investors and analysts today, May 8, 2025, at 1:30 p.m. PT / 4:30 p.m. ET.

Webcast URL: clsk.news/q2fy25webcast

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (Nasdaq: CLSK), America’s Bitcoin Miner®, is a market-leading, pure play bitcoin miner with a proven track record of success. We own and operate a portfolio of mining facilities across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence, and capital stewardship, we optimize our mining facilities to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by securing the most important finite, global asset – Bitcoin – positions us to prosper in an ever-changing world. Visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies, including its expectations regarding reaching 50 EH/s in the first half of 2025 and the benefits of the Company’s treasury management activities. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential," or "continue" or the negative of these terms or other similar expressions. The forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements,

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including, but not limited to: completion of construction, regulatory approvals, and electrical power availability to achieve the growth targets; the success and performance of the digital asset management and derivatives trading activities, which were only recently commenced; the success of our digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the impact of the changes to, and uncertainty surrounding, the U.S. import tariff regime, including the potential resulting impact on the cost of miners purchased by the Company; the anticipated import and delivery dates of new miners; the ability to successfully import and deploy new miners and other mining equipment; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in those filings. Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Non-GAAP Measure

The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP"). The Company's non-GAAP "Adjusted EBITDA" excludes (i) impacts of interest, taxes, and depreciation; (ii) the Company's share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of the Company's general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets (including goodwill); (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company's ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to the Company's future business activities; and (viii) severance expenses. The Company previously excluded non-cash impairment losses related to digital assets and realized gains and losses on sales of bitcoin from its calculation of adjusted EBITDA, but has determined such items are part of the Company's normal ongoing operations and will no longer be excluding them from its calculation of adjusted EBITDA.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company's core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in

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comparing the Company's performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate the Company’s bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate the Company's bitcoin related revenue.

The Company's adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in the Company's industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in the Company's consolidated financial statements, which have been prepared in accordance with GAAP.

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CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value and share amounts)

	March 31, 2025	September 30, 2024
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$96,982	$121,222
Restricted cash	3,435	3,056
Prepaid expense and other current assets	10,418	7,995
Bitcoin - current	832,690	431,661
Receivable from bitcoin collateral (See Note 9)	—	77,827
Note receivable from GRIID (see Note 5)	—	60,919
Derivative investments	72	1,832
Investment in debt security, AFS, at fair value	3,896	918
Total current assets	$947,493	$705,430

Bitcoin - noncurrent	$146,945	$—
Property and equipment, net	$1,271,501	$869,693
Operating lease right of use assets	4,433	3,263
Intangible assets, net	6,978	3,040
Deposits on miners and mining equipment	124,032	359,862
Other long-term assets	23,400	13,331
Goodwill	132,216	8,043
Total assets	$2,656,998	$1,962,662

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$11,390	$82,992
Accrued liabilities	87,906	43,874
Other current liabilities	4,596	2,240
Current portion of loans payable	5,420	58,781
Total current liabilities	$109,312	$187,887
Long-term liabilities
Loans payable, net of current portion, debt discount and debt issuance costs	641,740	7,176
Deferred income taxes	11,934	5,761
Other long-term liabilities	3,521	997
Total liabilities	$766,507	$201,821

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CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)

(in thousands, except par value and share amounts)

	March 31, 2025	September 30, 2024
	(Unaudited)
Stockholders' equity
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 issued and outstanding (liquidation preference $0.02 per share) Series X shares; 0 and 1,000,000 authorized, issued and outstanding, respectively	2	3
Common stock; $0.001 par value; 600,000,000 and 300,000,000 shares authorized; 292,660,113 and 270,897,784 shares issued; 280,900,178 and 270,897,784 shares outstanding, respectively	293	271
Additional paid-in capital	2,408,160	2,239,367
Accumulated other comprehensive income	3,396	418
Accumulated deficit	(376,360)	(479,218)
Treasury stock at cost; 11,759,935 and 0 shares held, respectively	(145,000)	—
Total stockholders' equity	1,890,491	1,760,841

Total liabilities and stockholders' equity	$2,656,998	$1,962,662

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CLEANSPARK, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited, in thousands, except per share and share amounts)
	For the three months ended		For the six months ended
	March 31, 2025	March 31, 2024	March 31, 2025	March 31, 2024
Revenues, net
Bitcoin mining revenue, net	$181,712	$111,799	$344,018	$185,585

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	85,424	34,298	155,714	63,194
Professional fees	2,983	2,208	6,868	3,780
Payroll expenses	15,255	16,820	36,124	32,141
General and administrative expenses	11,736	6,819	21,790	11,822
(Gain) loss on disposal of assets	(2,230)	1,652	(3,021)	2,329
Loss (gain) on fair value of bitcoin (see Note 2 and Note 4)	127,667	(119,702)	(90,539)	(155,743)
Impairment expense - other	—	396	—	396
Depreciation and amortization	78,901	32,187	145,130	62,034
Total costs and expenses	$319,736	$(25,322)	$272,066	$19,953

(Loss) income from operations	(138,024)	137,121	71,952	165,632

Other (expense) income
Gain on bitcoin collateral	—	—	42,493	—
Loss on derivative securities	(4,741)	(949)	(1,119)	(2,192)
Interest income	2,014	2,684	3,490	3,270
Interest expense	(1,267)	(526)	(2,826)	(1,072)
Other income	183	—	183	—
Total other (expense) income	$(3,811)	$1,209	$42,221	$6

(Loss) income before income tax (benefit) expense	(141,835)	138,330	114,173	165,638
Income tax (benefit) expense	(3,043)	11,595	6,174	12,994
Net (loss) income	$(138,792)	$126,735	$107,999	$152,644

Preferred stock dividends	—	2,842	5,141	3,421

Net (loss) income attributable to common shareholders	$(138,792)	$123,893	$102,858	$149,223
Other comprehensive income	2,946	29	2,978	58

Total comprehensive (loss) income attributable to common shareholders	$(135,846)	$123,922	$105,836	$149,281

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CLEANSPARK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Continued)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended		For the six months ended
	March 31, 2025	March 31, 2024	March 31, 2025	March 31, 2024
(Loss) income from operations per common share - basic	$(0.49)	$0.59	$0.36	$0.77

Weighted average common shares outstanding - basic	280,853,882	209,287,089	282,722,198	193,964,904

(Loss) income from operations per common share - diluted	$(0.49)	$0.58	$0.34	$0.76

Weighted average common shares outstanding - diluted	280,853,882	212,099,068	308,336,536	196,903,594

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CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(Unaudited, in thousands)

	Three Months Ended March 31,
	2025	2024
Net (loss) income	$(138,792)	$126,735
Adjustments:
Impairment expense - other	—	396
Depreciation and amortization	78,901	32,187
Share-based compensation expense	3,101	9,797
Unrealized loss of derivative securities	4,741	949
Interest income	(2,014)	(2,684)
Interest expense	1,267	526
Other income	(183)	—
(Gain) loss on disposal of assets	(2,230)	1,652
Income tax expense	(3,043)	11,595
Fees related to financing & business development transactions	258	176
Litigation & settlement related expenses	193	500
Severance and other expenses	12	—
Total Adjusted EBITDA	$(57,789)	$181,829

Three months ended December 31, 2024
Revenues, net
Digital currency mining revenue, net	$162,306
Total revenues, net	$162,306

Net income	$246,791
Adjustments:
Depreciation and amortization	66,229
Share-based compensation expense	3,021
Unrealized gain on derivative security	(3,622)
Interest income	(1,476)
Interest expense	1,559
Gain on disposal of assets	(791)
Income tax expense	9,217
Fees related to financing & business development transactions	373
Litigation & settlement related expenses	348
Total Adjusted EBITDA	$321,649

*We have not excluded our net loss on fair value of bitcoin of $127,667 and our net gain of $119,702 in the three months ended March 31, 2025 and 2024, respectively, which we now record in our condensed consolidated statements of operations and comprehensive income as provided in ASC 350-60, as discussed in the Form 10-K.

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Investor Relations Contact
Harry Sudock
702-989-7693
ir@cleanspark.com

Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com

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